Common Stock And Capital Surplus [Text Block]	12 Months Ended
Mar. 31, 2014
Common Stock And Capital Surplus [Text Block]
17.	COMMON STOCK AND CAPITAL SURPLUS

The changes in the number of issued shares of common stock during the fiscal years ended March 31, 2012, 2013 and 2014 were as follows:

	2012	2013	2014
	(shares)
Balance at beginning of fiscal year	14,150,894,620	14,154,534,220	14,158,585,720
Issuance of new shares of common stock by way of exercise of the stock acquisition rights	3,639,600	4,051,500	5,440,700

Balance at end of fiscal year	14,154,534,220	14,158,585,720	14,164,026,420

Under the Company Law, issuances of common stock, including conversions of bonds and notes, are required to be credited to the common stock account for at least 50% of the proceeds and to the legal capital surplus account (“legal capital surplus”) for the remaining amounts.

The Company Law permits Japanese companies, upon approval by the Board of Directors, to issue shares in the form of a “stock split,” as defined in the Company Law. Also, prior to April 1, 1991, Japanese companies were permitted to issue free share distributions. BTMU and MUTB from time to time made free share distributions. These free distributions usually ranged from 5% to 10% of outstanding common stock and publicly-owned corporations in the United States issuing shares in similar transactions would be required to account for them as stock dividends as of the shareholders’ record date by reducing retained earnings and increasing the appropriate capital accounts by an amount equal to the fair value of the shares issued. The application of such United States accounting practice to the cumulative free distributions made by BTMU and MUTB at March 31, 2014, would have increased capital accounts by ¥1,910,106 million with a corresponding decrease in unappropriated retained earnings.

The Company Law permits that common stock, legal reserve, additional paid-in capital, and other capital surplus and retained earnings can be transferred among these accounts under certain conditions upon the approval of a shareholders’ meeting. The Company Law limits the increase of paid in capital in case disposition of treasury stock and issuance of common stock are performed at the same time.

As for Capital surplus, the fee retained by MUFG’s subsidiary as underwriting compensation, net of stock issue expense, was included in the total Capital surplus balance.

Treasury Stock

The Company Law permits Japanese companies to effect purchases of their own shares pursuant to a resolution by the shareholders at an annual general meeting until the conclusion of the following ordinary general meeting of shareholders, and to hold such shares as their treasury stock indefinitely regardless of purpose. However, the Company Law requires the amount of treasury stock purchased should be within the amount of retained earnings available for dividends. Disposition of treasury stock is subject to the approval of the Board of Directors and is to follow the procedures similar to a public offering of shares for subscription.

Parent Company Shares Held by Subsidiaries and Affiliated Companies

At March 31, 2014, certain subsidiaries and affiliated companies owned shares of common stock of MUFG. Such shares are included in treasury stock in the accompanying consolidated balance sheets and deducted from the MUFG’s shareholders’ equity.